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ASSET-BACKED FINANCING FACILITY
Advanta Business Services Corp., as Servicer
Monthly Servicer Certificate

Collection Period:                         July 1, 2000 - July 31, 2000

Settlement Date:                            15-Aug-00


A. SERIES INFORMATION

   Advanta Leasing Receivables Corp. VIII and
   Advanta Leasing Receivables Corp. IX
   Equipment Receivables Asset-Backed Notes,
   Series 1999-1


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I. SERIES INFORMATION INCLUDING PLEDGED PROPERTY CONVEYED

   (a.)   Beginning Aggregate Contract Principal Balance........................................................ $  53,913,937.61
                                                                                                                 -----------------
   (b.)   Contract Principal Balance of all Collections allocable to Contracts.................................. $   3,580 598.74
                                                                                                                 -----------------
   (c.)   Contract Principal Balance of Charged-Off Contracts..................................................  $     247,926.44
                                                                                                                 -----------------
   (e.)   Ending Aggregate Contract Principal Balance of all Contracts as of
          this Settlement Date.................................................................................. $  50,085,412.43
                                                                                                                 -----------------


          Balances on this Settlement Date:
   (d.)   Class A Principal Balance as of this
          Settlement Date (Class A Note Factor)   0.4078691                                                      $  40,326,514.75
                                               -------------                                                     -----------------
   (e1.)  Ending Class A-1 Principal Balance      0.0000000                                 $         -
                                               -------------                              -------------------
   (e2.)  Ending Class A-2 Principal Balance      0.8021315                                  $ 30,882,806.75
                                               -------------                              -------------------
   (e3.)  Ending Class A-3 Principal Balance      1.0000000                                  $  9,445,708.00
                                               -------------                              -------------------
   (f.)   Ending Class B Principal Balance as of this
          Settlement Date (Class B Note Factor)   0.8411125                                                       $  9,756,897.68
                                               -------------                                                      -----------------


II. COMPLIANCE RATIOS:

   (a.)   Aggregate Contract Balance Remaining ("CBR") of all Contracts.........................................  $ 54,268,057.81
                                                                                                                 -----------------

   (b.)   CBR of Contracts 1 - 30 days delinquent...............................................................  $  5,180,075.11
                                                                                                                 -----------------
   (c.)    % of Delinquent Contracts 1- 30 days as of the related Calculation Date..............................            9.55%
                                                                                                                 -----------------

   (d.)   CBR of Contracts 31 - 60 days delinquent..............................................................  $  2,157,041.29
                                                                                                                 -----------------
   (e.)    % of Delinquent Contracts 31- 60 days as of the related Calculation Date.............................            3.97%
                                                                                                                 -----------------

   (f.)   CBR of Contracts 61 - 90 days delinquent..............................................................  $  1,167,646.41
                                                                                                                 -----------------
   (g.)    % of Delinquent Contracts 61-90 days as of the related Calculation Date..............................            2.15%
                                                                                                                 -----------------

   (h.)   CBR of Contracts > 91 days delinquent.................................................................  $    803,518.80
                                                                                                                 -----------------
   (i.)    % of Delinquent Contracts > 91 days as of the related Calculation Date...............................            1.48%
                                                                                                                 -----------------

   (j1.)  % of Delinquent Contracts 31 days or more as of the related Calculation Date..........................            7.61%
                                                                                                                 -----------------
   (j2.)  Month 2:        Jun-00................................................................................            7.66%
                       ----------                                                                                -----------------
   (j3.)  Month 3:        May-00................................................................................            8.77%
                       ----------                                                                                -----------------
   (j4.)  Three month rolling average % of Delinquent Contracts 31 days or more.................................            6.01%
                                                                                                                 -----------------

   (k1.)  Net Charge-Off % for the related Collection Period (annualized 30/360)................................            0.88%
                                                                                                                 -----------------
   (k2.)  Month 2:        Jun-00................................................................................            6.08%
                       ----------                                                                                -----------------
   (k3.)  Month 3:        May-00................................................................................            1.99%
                       ----------                                                                                -----------------
   (k4.)  Three month rolling average % for Defaulted Contracts.................................................            2.99%
                                                                                                                 ------------------

         Does the Cumulative Loss % exceed.....................................................................
   (l1.) The Loss Trigger Level % from Beginning Period to and including 12th Collection
         Period ?   Y or N....................................................................................             NO
                                                                                                                  ------------------
   (l2.) The Loss Trigger Level % from 13th Collection Period to and including 24th
         Collection Period ?  Y or N.........................................................................              n/a
                                                                                                                  ------------------
   (l3.) The Loss Trigger Level % from 25th Collection Period and thereafter?..Y or N                                      n/a
                                                                                                                  ------------------
   (m1.) Residual Realization for the related Collection Period.............................................              124.64%
                                                                                                                  ------------------
   (m2.) Month 2:        June-00 .............................................................................            125.80%
                         -------                                                                                  ------------------
   (m3.) Month 3:         May-00 .............................................................................            128.22%
                          ------                                                                                  ------------------
   (m4.) Three month rolling average Residual Realization Ratio...............................................            126.22%
                                                                                                                  ------------------


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    (n.)   Does the three month rolling Residual Realization ratio exceed 100%...Y or N.......................           YES
                                                                                                                 -------------------
III. FLOW OF FUNDS
    (1.)   The amount on deposit in Available Funds...........................................................   $     4,522,234.55
                                                                                                                 -------------------
    (2.)   The prepayment amounts deposited, if any, by the Issuers' to the Collection Account for removal of
           defaulted contracts................................................................................                 -
                                                                                                                 -------------------
    (3.)   Total deposits in the Collection Account to be used as available funds on this Payment Date........   $     4,522,234.55
                                                                                                                 -------------------
    (a.)   To the Servicer, Unrecoverable Servicer Advances / Initial Unpaid Balance...........................  $        60,061.25
                                                                                                                 -------------------
    (b.)   To the Servicer, the Servicing Fee and miscellaneous amounts, if any...............................   $        44,928.28
                                                                                                                 -------------------
           To Series 1999-1 Noteholders:
    (c.)   To Class A, the total Class A Note Interest and Class A Overdue Interest for the related period....   $       242,255.34
                                                                                                                 -------------------
                       Interest on Class A-1 Notes..................................... $              -
                                                                                        -------------------
                       Interest on Class A-2 Notes..................................... $       187,942.52
                                                                                        -------------------
                       Interest on Class A-3 Notes..................................... $        54,312.62
                                                                                        -------------------
    (d.)   Interest on Class B Notes for the related period...................................................   $       63,628.94
                                                                                                                 -------------------

    (e.)   To Series 1999-1 Noteholders:
           To Class A, the total applicable Principal Payment.................................................   $    3,082,708.68
                                                                                                                 -------------------
                         Principal Payment to Class A-1 Noteholders.................... $              -
                                                                                        -------------------
                         Principal Payment to Class A-2 Noteholders.................... $     3,082,708.68
                                                                                        -------------------
                         Principal Payment to Class A-3 Noteholders.................... $              -
                                                                                        -------------------
           To Class B for applicable Principal Payment to the extent of the Class B Floor....................    $      745,816.50
                                                                                                                 -------------------

    (f.)   To the Reserve Account :
           The amount needed to increase the amount in the Reserve Account to the Required Reserve............   $             -
                                                                                                                 -------------------
    (g.)   Upon the occurrence of a Residual Event             the lesser of:
           (A) the remaining Available Funds and........................................$              -
                                                                                        -------------------
           (B) the aggregate amount of Residual Receipts included in Available Funds... $              -
                                                                                        -------------------
           To be deposited to the Residual Account............................................................   $              -
                                                                                                                 -------------------

    (h.)   To the Issuers, as owner of the Pledged Assets, any remaining Available Funds on deposit in the
           Collection Account ( the "Issuers' Interest")......................................................   $      282,835.56
                                                                                                                 -------------------

IV. SERVICER ADVANCES
    (a.)   Aggregate amount of Servicer Advances at the beginning of the Collection Period....................   $    1,106,040.05
                                                                                                                 -------------------
    (b.)   Servicer Advances reimbursed during the Collection Period..........................................   $       28,734.10
                                                                                                                 -------------------
    (c.)   Amount of unreimbursed Service Advances to be reimbursed on the
           Settlement Date....................................................................................   $       60,061.25
                                                                                                                 -------------------
    (d.)   Servicer Advances made during the related Collection Period........................................
                                                                                                                 -------------------
    (e.)   Aggregate amount of Servicer Advances at the end of the Collection
           Period.............................................................................................   $    1,017,244.70
                                                                                                                 -------------------
    (f.)   Amount of delinquent Scheduled Payments for which Servicer Advances
           were not made......................................................................................   $              -
                                                                                                                 -------------------

V.  RESERVE ACCOUNT
    (a.)   Amount on deposit at the beginning of the related Collection Period................................   $    2,695,696.88
                                                                                                                 -------------------
    (b.)   Amount of interest earnings reinvested for the related Monthly Period..............................   $       14,921.15
                                                                                                                 -------------------
    (c.)   Amounts used to cover shortfalls, if any, for the related Collection Period.......................    $             -
                                                                                                                 -------------------
    (d.)   Amounts transferred from the Collection Account, if applicable....................................    $             -
                                                                                                                 -------------------
    (e.)   Balance remaining before calculating Required Reserve Amount.......................................   $    2,710,618.03
                                                                                                                 -------------------
    (f.)   Required Reserve Amount needed as of the related Collection Period.................................   $    2,504,270.62
                                                                                                                 -------------------
    (g1.)  If (e) above is greater than (f), then excess amount to be transferred to the Series Obligors......   $      206,347.41
                                                                                                                 -------------------
    (g2.)  If (b) is greater than (d), then amount of shortfall...............................................
                                                                                                                 -------------------
    (h.)   Amounts on deposit at the end of the related Collection Period (e minus g1)........................   $    2,504,270.62
                                                                                                                 -------------------
    (I.)   Is the Required Reserve Amount equal to the balance in the Reserve Account
           as of the related Collection period? Y or N........................................................            YES
                                                                                                                 -------------------
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VI.   RESIDUAL ACCOUNT
      (a.)      Amount on deposit at the beginning of the related Collection Period..........................    $              -
                                                                                                                 -------------------
      (b.)      Amounts transferred from the Collection Account..............................................    $              -
                                                                                                                 -------------------
      (c.)      Amounts used to cover shortfalls for the related Collection Period...........................    $              -
                                                                                                                 -------------------
      (d.)      Amount on deposit at the end of the related Collection Period................................    $              -
                                                                                                                 -------------------

VII.  ADVANCE PAYMENTS
      (a.)   Beginning aggregate Advance Payments.............................................................   $       857,472.89
                                                                                                                 -------------------
      (b.)   Add: Amount of Advance Payments collected during the related Collection Period...................   $       505,673.05
                                                                                                                 -------------------
      (c.)   Add: Investment earnings for the related Collection Period......................................    $              -
                                                                                                                 -------------------
      (d.)   Less: Amount of Advance Payments withdrawn for deposit into Facility Account.....................   $       583,099.61
                                                                                                                 -------------------
      (e.)   Ending aggregate Advance Payments................................................................   $       780,046.33
                                                                                                                 -------------------
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      ADVANTA BUSINESS SERVICES CORP., as Servicer

      By:    /s/ John Paris
             --------------
      Title:  SR VP
             -------------------------
      Date:  08/10/00
             -------------------------

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